SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  January 16, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


         Texas                    000-22915                  76-0415919
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
   incorporation)


                      14701 St. Mary's Lane
                            Suite 800
                          Houston, Texas                      77079
             (Address of principal executive offices)      (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352


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Item 12.          Results of Operations and Financial Condition.

                  The press release dated January 16, 2004 attached hereto as
Exhibit 99.1 announces production, prices and other operational results of Carrizo Oil & Gas, Inc. (the "Company") for the fourth quarter and year-end 2003. Similar information was included in Amendment No. 2 to the Registration Statement on Form S-2 (Registration No. 333-111475) filed by the Company relating to its proposed offering of common stock.

                  None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CARRIZO OIL & GAS, INC.




                                              By: /s/ PAUL F. BOLING
                                                  --------------------
                                              Name:   Paul F. Boling
                                              Title:  Vice President and
                                                      Chief Financial Officer
Date:  January 23, 2004



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                                  EXHIBIT INDEX



             The following exhibit is furnished pursuant to Item 12:

99.1 Press release, dated January 16, 2004, announcing operational results for fourth quarter and year-end 2003.


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